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                                                                    EXHIBIT 99.2

                          NOTICE OF GUARANTEED DELIVERY
                                  FOR TENDER OF
                             ANY AND ALL OUTSTANDING
                        LONG DISTANCE INTERNATIONAL INC.
                         12 1/4% SENIOR NOTES, DUE 2008
                      FULLY AND UNCONDITIONALLY GUARANTEED
                      BY _________________________________




                  This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used to accept the Exchange Offer (as defined below) if (i) certificates for the Company's 12 1/4% Senior Notes due 2008 (the "Senior Notes") are not immediately available, (ii) Senior Notes, the Letter of Transmittal and all other required documents cannot be delivered to The Bank of New York (the "Exchange Agent") on or prior to 5:00 P.M. New York City time, on the Expiration Date (as defined in the Prospectus referred to below) or (iii) the procedures for delivery of the Senior Notes through book-entry transfer into the Exchange Agent's account at The Depository Trust Company ("DTC") in accordance with DTC's Automated Tender Offer Program cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand, overnight courier or mail, or transmitted by facsimile transmission, to the Exchange Agent. See "The Exchange Offer--Procedures for Tendering Senior Notes" in the Prospectus. In addition, in order to utilize the guaranteed delivery procedure to tender Senior Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal relating to the Senior Notes (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 P.M. New York City time, on the Expiration Date. Capitalized terms not defined herein have the meanings assigned to them in the Prospectus.



                  The Exchange Agent For The Exchange Offer Is:
                              The Bank Of New York

                         By Hand Or Overnight Delivery,
                          Registered or Certified Mail

                              The Bank of New York
                               101 Barclay Street
                                  Floor 7 East
                            New York, New York 10286
                            Attn: Reorganization Area

                            Facsimile Transmissions:

                              The Bank of New York
                         Attention: Reorganization Area
                        Facsimile Number: (212) 815-6339
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         Delivery of this Notice Of Guaranteed Delivery to an address other than as set forth above or transmission of this Notice of Guaranteed Delivery via facsimile to a number other than as set forth above will not constitute a valid delivery.

         THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

         The undersigned hereby tenders to Long Distance International Inc., a Florida corporation (the "Company"), upon the terms and subject to the conditions set forth in the Prospectus dated _________________, 1998 (as the same may be amended or supplemented from time to time, the "Prospectus"), and the related Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the aggregate principal amount of Senior Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering Senior Notes."



Aggregate Principal Amount              Name(s) of Registered Holder(s):________
of Senior Notes Tendered: $___________  ________________________________________


Certificate No(s)
(if available):______________________


_____________________________________
(Total Principal Amount Represented
   by Senior Notes Certificate(s))


$____________________________________




If Senior Notes will be delivered by book-entry transfer into Exchange Agent's account with DTC, provide the following information:



DTC Account Number:__________________

Date:________________________________

_____________________________________


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         All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.


                                            PLEASE SIGN HERE



X_________________________________          _______________________________


X_________________________________          _______________________________
 Signature(s) of Owner(s)                   Date
 or Authorized Signatory

Area Code and Telephone Number:___________________________________

         Must be signed by the holder(s) of the Senior Notes as their name(s) appear(s) on certificates for Senior Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      Please print name(s) and address(es)

Name(s):       _________________________________________________________________
               _________________________________________________________________
               _________________________________________________________________
Capacity:      _________________________________________________________________
Address(es):   _________________________________________________________________
               _________________________________________________________________
               _________________________________________________________________
               _________________________________________________________________


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               THE GUARANTEE ON THE REVERSE SIDE MUST BE COMPLETED

                                    GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)


         The undersigned, a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an "eligible guarantor institution," including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities broker, municipal securities dealer, government securities broker, government securities dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or lending agency; or (v) a savings association that is a participant in a Securities Transfer Association recognized program (each of the foregoing being referred to as an "Eligible Institution"), hereby guarantees to deliver to the Exchange Agent, at one of its addresses set forth above, either the Senior Notes tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Senior Notes to the Exchange Agent's account at The Depositary Trust Company ("DTC"), pursuant to the procedures for book-entry transfer set forth in the Prospectus, in either case together with one or more properly completed and duly executed Letter(s) of Transmittal (or facsimile thereof and any other required documents within five business days after the date of execution of this Notice of Guaranteed Delivery.

         The undersigned acknowledges that it must deliver the Letter(s) of Transmittal and the Senior Notes tendered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in a financial loss to the undersigned.


-------------------------------------       ------------------------------------
          Name of Firm                            Authorized Signature


-------------------------------------       ------------------------------------
            Address                                      Title


-------------------------------------       ------------------------------------
            Zip Code                              (Please Type or Print)

Area Code and Telephone No.                 Dated:
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NOTE: DO NOT SEND CERTIFICATES FOR SENIOR NOTES WITH THIS FORM.
CERTIFICATES FOR SENIOR NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF
TRANSMITTAL.


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